                                                                    Exhibit 23








                       CONSENT OF INDEPENDENT AUDITORS




We  consent to the  incorporation by  reference in  the Registration Statement
(Form S-3 Number 33-47865) of American General Finance, Inc. and in the related Prospectus of our report dated February 12, 1996, with respect to the consolidated financial statements and schedule of American General Finance, Inc. and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1995.


                                                  ERNST & YOUNG LLP


Indianapolis, Indiana
March 20, 1996